Exhibit 99.1

March 27, 2026

Super League Reports Fourth Quarter and Full Year 2025 Financial Results, Completes Business Transformation and Advances Path to Profitability

~ Q4 2025 Delivers Strongest Revenue Quarter of the Year ~

~ Debt-Free Balance Sheet and $14M in Year-End Cash Enable Focus on Execution ~

~ Diversified Revenue and Shift to Scalable Offerings Support Path to Profitable Future ~

SANTA MONICA, March 27, 2026 (GLOBE NEWSWIRE) -- Super League (Nasdaq: SLE) (the “Company”), an audience intelligence and media activation company that generates revenue by executing interactive advertising and immersive content programs for brands seeking to reach and influence people who play video games, today released fourth quarter and full year 2025 financial results.

Super League Chief Executive Officer, Matt Edelman Commented:

“Super League is a fundamentally different company than it was a year ago. We have a stronger foundation and a clearer path to scale, positioned to help brands reach and influence one of the most valuable and under-monetized consumer segments in modern media and culture—the gamer demographic.

The fourth quarter marked a meaningful step forward, delivering our strongest revenue performance of the year and approaching prior-year levels despite operating with a significantly more streamlined organization.

For the full year, we improved pro forma cash basis EBITDA by 31% year-over-year, including a 56% improvement in the fourth quarter alone, while continuing to reduce operating costs. We also expanded gross margin to 40%, up from 38% in 2024, reflecting a more disciplined and efficient operating model.

Throughout the year, we took decisive actions to reshape the business. We strengthened our balance sheet, simplified our capital structure, and built a more focused organization. We ended 2025 debt-free, with more than $14 million in cash, and do not anticipate the need to raise capital to fund operations in the foreseeable future.

At the same time, we further diversified our revenue base, reducing dependency on any single platform and began the shift toward a more scalable and repeatable model. This reflects our broader strategy of positioning Super League as an audience partner for brands rather than a channel-specific provider.

Our advantage lies in our understanding of the gaming ecosystem and the player mindset, enabling brands and media agencies to connect with consumers through the right creative, at the right time, across a wider range of gaming and digital environments. We believe this approach increases our relevance to brands and expands our opportunity within the overall $316 billion U.S. digital advertising market.

That momentum is reflected in the brands we are working with. During the quarter, we initiated programs with Regal Cinemas and H&R Block, expanded our relationship with Panda Express, and supported campaigns with partners including Paramount+, Google, Logitech, and Disney.

Combined with our recently announced agreement to acquire the Misfits Ads Division, subject to stockholder approval, we believe the Company is well-positioned to build on this momentum, and that cash basis EBITDA profitability is within reach by year end.

Looking ahead, we are encouraged by early 2026 activity. First quarter revenue is expected to exceed the prior-year period, supported by continued engagement from both returning and new clients. Our focus is on translating this momentum into consistent financial performance in the quarters ahead.”

The Company will host a webinar at 8:30 am Eastern Time today, March 27, 2026, to discuss financial results, provide a corporate update and end with a question-and-answer session. To participate, please use the following information.

Super League Fourth Quarter and Full Year 2025 Earnings Webinar

Date:	Friday, March 27, 2026
Time:	8:30 am Eastern Time
Dial-in:	1-877-407-0779
International Dial-in:	1-201-389-0914
Webinar:	Register Here

A replay will be available within 24 hours after the webinar and can be accessed here or on the Company’s investor relations website at https://ir.superleague.com/.

For any questions related to the Company’s fourth quarter or full year 2025 financial results, please contact team@quantum-corp.com.

About Super League

Super League (Nasdaq: SLE) connects brands with the 3.5 billion-person global gaming population through advertising and branded content programs across gaming and digital media platforms. The Company generates revenue by executing these programs through proprietary interactive formats, creator content, immersive experiences, data-driven insights, and strategic campaign services to improve marketing performance. By translating player behavior into actionable intelligence, Super League serves as a trusted partner that enables brands to more effectively influence consumers who play video games, positioning the Company to capture a greater share of advertising spend over time.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.

Forward Looking Statements can be identified by words such as “anticipate,” “intend,” "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements include all statements other than statements of historical fact, including, without limitation, all statements regarding the private placement, including expected proceeds, Super League’s ability to maintain compliance with the Listing Rules of the Nasdaq Capital Market, statements regarding expected operating results and financial performance (including the Company’s commitment to and ability to achieve Adjusted EBITDA-positive results in Q4), strategic transactions and partnerships, and capital structure, liquidity, and financing activities. These statements are based on current expectations, estimates, forecasts, and projections about the industry and markets in which the Company operates, management’s current beliefs, and certain assumptions made by the Company, all of which are subject to change.

Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors that are difficult to predict, and that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Important factors include, but are not limited to: the Company’s ability to adequately utilize the funds received recent financings; the Company’s ability to execute on cost reduction initiatives and strategic transactions; customer demand and adoption trends; the timing, outcome, and enforceability of any patent applications; the ability to successfully integrate new technologies and partnerships; platform, regulatory, macroeconomic and market conditions; the Company’s ability to maintain compliance with Nasdaq Capital Market continued listing standards; access to, and the cost of, capital; and the other risks and uncertainties described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2024 and December 31, 2025, and other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Investor Relations Contact:

Kirsten Beduya

Quantum Media Group

team@quantum-corp.com

SUPER LEAGUE ENTERPRISE, INC.

CONSOLIDATED BALANCE SHEETS (1)

December 31, 2025 and 2024

(In U.S. dollars, rounded to the nearest thousands, except share and per share data)

(UNAUDITED)

	December 31,	December 31,
	2025	2024
Assets
Cash and cash equivalents	$14,390,000	$1,310,000
Accounts receivable	2,453,000	3,766,000
Prepaid expenses and other current assets	1,369,000	677,000
Total current assets	18,212,000	5,753,000

Property and Equipment, net	8,000	24,000
Intangible and Other Assets, net	1,868,000	4,070,000
Goodwill	1,864,000	1,864,000
Total assets	$21,952,000	$11,711,000

Liabilities
Accounts payable and accrued expense	$3,614,000	$5,282,000
Accrued contingent consideration	-	138,000
Promissory note - contingent consideration	-	1,735,000
Contract liabilities	566,000	50,000
Notes payable and accrued interest, other	-	3,240,000
Total current liabilities	4,180,000	10,445,000
Deferred taxes	147,000	161,000
Warrant liability	8,000	935,000
Total liabilities	4,335,000	11,541,000

Stockholders’ Equity
Preferred Stock	-	-
Common Stock	94,000	94,000
Additional paid-in capital	307,909,000	270,111,000
Accumulated deficit	(290,386,000)	(270,035,000)
Total stockholders’ equity (deficit)	17,617,000	170,000
Total liabilities and stockholders’ equity	$21,952,000	$11,711,000

SUPER LEAGUE ENTERPRISE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS(1)

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 30, 2025 AND 2024

(In U.S. dollars, rounded to the nearest thousands, except share and per share data)

(UNAUDITED)

	Three Months Ended December 31,		Fiscal Year Ended December 31,
	2025	2024	2025	2024
REVENUE	$3,200,000	$3,426,000	$11,342,000	$16,182,000

COST OF REVENUE	(2,192,000)	(2,427,000)	(6,749,000)	(10,080,000)

GROSS PROFIT	1,008,000	999,000	4,593,000	6,102,000

OPERATING EXPENSE
Selling, marketing and advertising	1,337,000	2,504,000	7,535,000	9,822,000
Engineering, technology and development	539,000	1,054,000	2,829,000	4,447,000
General and administrative	2,275,000	2,112,000	7,213,000	8,731,000
Contingent consideration	-	(68,000)	(14,000)	(144,000)

TOTAL OPERATING EXPENSE	4,151,000	5,602,000	17,563,000	22,856,000

NET OPERATING LOSS	(3,143,000)	(4,603,000)	(12,970,000)	(16,754,000)

OTHER INCOME (EXPENSE)
Gain on sale of intangible assets	-	39,000	343,000	183,000
Interest expense, including change in fair value of promissory notes carried at fair value	(6,287,000)	(478,000)	(8,518,000)	(559,000)
Loss on extinguishment of liability - contingent consideration	-	-	(161,000)	(336,000)
Change in fair value of warrant liability	(751,000)	12,000	1,183,000	1,115,000
Other	30,000	(97,000)	(603,000)	(123,000)
TOTAL OTHER INCOME (EXPENSE), NET	(7,008,000)	(524,000)	(7,756,000)	280,000

LOSS BEFORE INCOME TAXES	(10,151,000)	(5,127,000)	(20,726,000)	(16,474,000)

PROVISION FOR INCOME TAXES	9,000	(161,000)	9,000	(161,000)

NET LOSS	$(10,142,000)	$(5,288,000)	$(20,717,000)	$(16,635,000)

Net loss attributable to common stockholders - basic and diluted
Basic net loss per common share	$(9.44)	$(221.85)	$(41.29)	$(1,123.63)
Weighted-average number of shares outstanding, basic	1,777,284	28,776	492,868	18,708

SUPER LEAGUE ENTERPRISE, INC. R

ECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION(1)

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 30, 2025 AND 2024

(In U.S. dollars, rounded to the nearest thousands, except share and per share data)

(UNAUDITED)

	Three Months Ended December 31,		Fiscal Year Ended December 31,
	2025	2024	2025	2024
GAAP net loss	$(10,142,000)	$(5,288,000)	$(20,717,000)	$(16,635,000)

Add back:
Non-cash stock compensation	938,000	303,000	2,311,000	1,289,000
Non-cash amortization of intangibles	583,000	647,000	2,176,000	2,543,000
Change in fair value of debt	6,126,000	163,000	7,119,000	(152,000)
Change in fair value of warrant liability	751,000	(12,000)	(1,183,000)	(1,115,000)
Loss on extinguishment of debt				336,000
Other	43,000	2,000	65,000	814,000
Noncash benefit for income taxes	(9,000)	161,000	(9,000)	161,000
Proforma net loss	$(1,710,000)	$(4,024,000)	$(10,238,000)	$(12,759,000)
Pro forma non-GAAP net earnings (loss) per common share — basic and diluted	$(0.96)	$(139.84)	$(20.77)	$(682.01)
Non-GAAP weighted-average shares — basic and diluted	1,777,284	28,776	492,868	18,708

SUPER LEAGUE ENTERPRISE, INC.

Reconciliation of Net Loss to Net Loss Attributable to Common Stockholders(1)

(Numerator in loss per share calculation)

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2025 AND 2024

(In U.S. dollars, rounded to the nearest thousands, except share and per share data)

(UNAUDITED)

	Three Months Ended December 31,		Fiscal Year Ended December 31,
	2025	2024	2025	2024
Net loss	$(10,142,000)	$(5,288,000)	$(20,717,000)	$(16,635,000)
Deemed dividend on Series AA Preferred Stock – down round feature	-	-	(308,000)	-
Deemed dividend on exchange of Series AA, AAA and AAA Junior Preferred Stock for Series B Preferred Stock	-	-	7,685,000	-
Deemed dividend – Issuance of Series B Warrants	(6,720,000)	-	(6,720,000)	-
Preferred stock dividends paid or accrued– common stock	80,000	(1,096,000)	(291,000)	(4,386,000)
	$(16,782,000)	$(6,384,000)	$(20,351,000)	$(21,021,000)

SUPER LEAGUE ENTERPRISE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS(1)

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

(In U.S. dollars, rounded to the nearest thousands, except share and per share data)

(UNAUDITED)

	Fiscal Year Ended December 31,
	2025	2024
Operating Activities
Net loss	$(20,717,000)	$(16,635,000)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	2,193,000	2,612,000
Stock-based compensation	2,311,000	1,289,000
Loss on extinguishment of liability – contingent consideration	161,000	336,000
Change in fair value of warrant liability	(1,183,000)	(1,115,000)
Change in fair value of contingent consideration	-	(252,000)
Change in fair value of debt	7,119,000	163,000
Gain on sale of intangible assets	-	(183,000)
Debt Issuance costs	554,000
Fair value of noncash legal settlement and other noncash charges	-	959,000
Other	42,000	-
Changes in operating assets and liabilities
Accounts Receivable	505,000	4,521,000
Prepaid Expense and Other Assets	(258,000)	821,000
Accounts payable and accrued expense	(1,818,000)	(3,960,000)
Accrued contingent consideration	-	(20,000)
Contract liabilities	516,000	(289,000)
Deferred taxes	(14,000)	161,000
Accrued interest on notes payable	-	130,000
Net Cash Used in Operating Activities	(10,589,000)	(11,462,000)

Investing Activities
Proceeds from sale of Minehut and Mineville Assets	1,158,000	192,000
Purchase of property and equipment	-	(23,000)
Capitalization of software development costs	(290,000)	(452,000)
Acquisition of other intangibles	(35,000)	-
Net Cash Provided by (Used In) Investing Activities	833,000	(283,000)

Financing Activities
Proceeds from issuance of preferred stock, net	-	2,393,000
Proceeds from issuance of common stock, net of issuance costs	20,687,000	1,000,000
Proceeds from the issuance of promissory notes, net of issuance costs	7,607,000	3,257,000
Payments on promissory notes	(5,268,000)	(396,000)
Accounts receivable facility advances	429,000	1,174,000
Payments on accounts receivable facility	(453,000)	(1,950,000)
Other	(166,000)	(32,000)
Net Cash Provided by Financing Activities	22,836,000	5,446,000

Net Change in Cash and Cash Equivalents	13,080,000	(6,299,000)
Cash and Cash Equivalents at Beginning of the Period	1,310,000	7,609,000
Cash and Cash Equivalents at End of the Period	$14,390,000	$1,310,000

(1) The financial statement schedules included in this earnings release are labeled unaudited as the schedules do not include all footnotes and other disclosures required by accounting principles generally accepted in the United States of America (“GAAP”) for complete audited financial statements. Such footnotes and disclosures are an integral part of audited financial statements.

The financial information presented herein is subject to finalization in connection with the completion of the Company’s year-end 2025 audit and the preparation of its Annual Report on Form 10-K for the fiscal year ended 2025, which the Company expects to file with the Securities and Exchange Commission (“SEC”) on March 31, 2026. Management does not anticipate any material changes to the financial information presented in this release.

Modifications, if any, will be reflected in the Company’s Form 10-K when filed with the SEC on March 31, 2026.

Source: Super League Enterprise